ADVANCED SERIES TRUST

AST MFS Growth Allocation Portfolio

Supplement dated April 30, 2019 to the

Currently Effective Prospectus

This supplement should be read in conjunction with the currently effective Prospectus for the Portfolio listed above (the Portfolio), which is a series of Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.  Defined terms herein that are not otherwise defined shall have meanings given to them in the Prospectus.

The following risk disclosure is hereby removed from the section of the Prospectus entitled “Summary: AST MFS Growth Allocation Portfolio – Investments, Risks and Performance”:

·

Fund of Funds Risk. In addition to the risks associated with the investment in the underlying portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the underlying portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the underlying portfolios’ expenses, which will reduce the Portfolio’s performance.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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